Exhibit 10.19





                                   GROSS LEASE

                              88 DANBURY ROAD LLC,
                                    Landlord


                                       and


                       Startech Environmental Corporation
                             a Colorado corporation
                                     Tenant



Dated: December 4, 2006



                                    Building:

                                 88 Danbury Road
                                Wilton, CT 06897

88 DANBURY ROAD
OFFICE BUILDING LEASE - STARTECH ENVIRONMENTAL CORPORATION


                                TABLE OF CONTENTS
                                                                          PAGE
                                                                          ----

1.       LEASE OF PREMISES...................................................3

2.       DEFINITIONS.........................................................3

3.       TERM................................................................4

4.       USE OF PREMISES.....................................................4

5.       RENT................................................................6

6.       CONSTRUCTION........................................................6

7.       INCREASES IN OPERATING EXPENSES.....................................7

8.       INCREASE IN REAL ESTATE TAXES.......................................9

9.       ALTERATIONS, IMPROVEMENTS, ETC......................................9

10.      REPAIRS............................................................10

11.      PARKING............................................................11

12.      UTILITIES AND SERVICES.............................................11

13.      INSURANCE..........................................................13

14.      SUBORDINATION......................................................14

15.      DESTRUCTION, FIRE OR OTHER CAUSES..................................15

16.      EMINENT DOMAIN.....................................................16

17.      ASSIGNMENT AND SUBLETTING, MORTGAGE, ETC...........................16

18.      FEES AND EXPENSES..................................................18

19.      NO REPRESENTATIONS BY LANDLORD; INDEMNITY..........................18

20.      QUIET ENJOYMENT....................................................19

21.      DEFAULT............................................................19

22.      REMEDIES OF LANDLORD...............................................20

23.      RIGHT TO EXHIBIT PREMISES AND ACCESS TO PREMISES...................21

24.      RULES AND REGULATIONS..............................................21

25.      BROKERAGE..........................................................22

26.      UNAVOIDABLE DELAY..................................................22

27.      SECURITY DEPOSIT...................................................22

28.      LEASE STATUS AND NOTICE............................................23

                                                    Landlord's Initials:  ______
                                                      Tenant's Initials:  ______

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29.      ASSIGNS............................................................25

30.      OPTION TO EXTEND...................................................25

31.      RIGHT OF FIRST REFUSAL.............................................26

32.      SURRENDER OF PREMISES..............................................26

33.      MISCELLANEOUS......................................................27

         EXHIBITS

                             A       Description of Premises
                             B       Real Property Description
                             C       Tenant's Installations
                             D       Operating Expenses
                             E       Cleaning Specifications
                             F       Rules and Regulations
                             G       Warrant Agreement



                                                    Landlord's Initials:  ______
                                                      Tenant's Initials:  ______

LEASE dated the fourth day of December 2006, by and between 88 DANBURY ROAD LLC ("Landlord"), a Connecticut limited liability company with an office at Furst Properties, LLC, 14648 N. Scottsdale Road, Suite 345, Scottsdale, AZ 85254; and STARTECH ENVIRONMENTAL CORPORATION ("Tenant") a Colorado corporation with an office at 88 Danbury Road, Wilton, CT 06897.

                                   WITNESSETH:

1.       PREMISES.
         --------

Landlord hereby leases to Tenant, for the term and upon the rentals hereinafter specified, the following premises: approximately 5,612 rentable square feet (the "Premises") on the second floor, Suite "A" in the building known as 88 Danbury Road, Wilton, Connecticut (the "Town"). The Premises are shown on Exhibit A attached hereto and made a part hereof. Said building and the land described on Exhibit B hereto (the "Land") are herein collectively referred to as the "Building". Tenant shall have the right to use, in common with other tenants of the Building, all Common Areas (hereinafter defined). Landlord shall maintain, operate and repair the Common Areas regularly in accordance with standards then applicable for comparable office buildings located in Fairfield County, Connecticut.

2.       DEFINITIONS.
         -----------

Terms used in this Lease shall have the following meanings:

     (i)  Base Rent: Months 1-24: $134,688.00 per-year ($11,224.00 per-month)

     (ii) Base Year: 2007 Tax Base Year: 2007

     (iii) Tenant's Proportionate Share: 13.42 %

     (iv) Number of parking spaces available for Tenant's use:
          Seventeen (17) nonexclusive spaces at a ratio of 3/1,000 rsf.

     (v) Electrical Factor: $2.00 per annum per rentable square foot of the Premises, plus any applicable taxes or
          $11,224.00 - annually                              ($935.33 monthly)

     (vi) The Brokers:

          Landlord's Broker:  CB Richard Ellis, Inc.
                              Barbara Segalini-Stilley

                              Tenant's Broker:   Same
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     (vii) Lease Year: Twelve (12) full consecutive month periods during the
          Term, with the first Lease Year commencing on the first day of the first full month in which the Commencement Date falls.

3.       TERM.
         ----

TO HAVE AND TO HOLD the Premises for a term (the "Term"), commencing on January 1, 2007 (the "Commencement Date") and ending on December 31, 2008 (the "Expiration Date,"), unless the Term shall otherwise terminate pursuant to any of the terms, covenants or conditions of this Lease or pursuant to law. Anything herein to the contrary notwithstanding, the first monthly installment of Base Rent shall be payable on the execution hereof. Landlord shall not be subject to any liability if Landlord does not deliver possession of the Premises to Tenant on the Commencement Date for any reason and the validity of this Lease shall not be impaired, but Rent (as defined below in Section 5) shall be abated until delivery of possession and both the Lease Commencement Date and Lease Expiration Date will be amended.


4.       USE OF PREMISES.
         ---------------

         (a) Tenant shall use the Premises only for executive and administrative offices and any ancillary use to Tenant's business, and for no other purpose. No signs of any kind shall be installed or maintained on the exterior of the Building, or in the Premises which shall be visible from outside the Building, without the prior written consent of Landlord and without conforming said sign to local ordinances. Prior to the commencement Date, Landlord will provide initial directory listings for Tenant in the main (first floor) lobby at Tenant's expense. Tenant will not interfere with the conduct of business by other tenants or occupants of the Building or create any private nuisances, including, without limitation, the occupation by Tenant or its employees, agents, subtenants or invitees (collectively, "Tenant's Representatives") of more than the number of parking places allocated to Tenant.

         (b) Tenant, at its expense, shall comply with all laws, orders and regulations of Federal, State and municipal authorities and with any direction of any public officer or officers, pursuant to law, which shall impose any violation, order or duty upon Landlord or Tenant with respect to Tenant's specific manner of use of the Premises (as opposed to mere office use), including without limitation the Americans With Disabilities Act, (as amended from time to time and as may be superseded from time to time, the "Act") and any Environmental Laws (collectively, the "Legal Requirements"). Anything in the preceding sentence to the contrary notwithstanding, if alterations to the Premises are required under the Act because of alterations to the common areas of the Building (the "Common Areas") made by Landlord, then Landlord shall, at its expense, make the alterations to the Premises required under the Act. If alterations to the Common Areas are required under the Act because of the nature of Tenant's business or because of the particular use by its employees or alterations made by or on behalf of Tenant within the Premises, then Landlord shall make same and Tenant shall, within 20 days after receipt of a bill from time to time, reimburse Landlord for the cost of such alterations. To the best


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


of Landlord's knowledge, Tenant's proposed use of the Premises, with minimal alterations to the Premises, shall not require any alterations to the Common Areas under the Act.

         (c) Tenant, at its expense, shall, in its use of the Premises, comply with all rules, orders, regulations and requirements of the Board of Fire Underwriters or other similar body or authority having jurisdiction and all insurance policies affecting the Premises (collectively, the "Insurance Requirements" and shall not do or permit anything to be done, in or upon the Premises, or bring or keep anything therein, which is prohibited by any Insurance Requirements, or which would increase the rate of fire insurance applicable to the Building over that in effect on the date hereof. Tenant shall comply with the Legal Requirements and the Insurance Requirements, whether or not such compliance shall require extraordinary or unforeseen repairs, replacements or additions, and whether or not the Premises currently comply with same.

         (d) Following Tenant's initial occupancy of the Premises, Tenant shall,
             ----------------------------------------------------
at Tenant's expense, keep and maintain the Premises in compliance with all local, state and Federal environmental laws, ordinances and regulations, including without limitation ss.ss. 22a-448 through 22a-457 of the Connecticut General Statutes, 42 U.S.C. ss.960t et seq., 42 U.S.C. ss.6901 et seq., 49 U.S.C. ss.1801 et seq., 15 U.S.C. ss.2601 et seq., and the regulations promulgated thereunder, (all of the foregoing being referred to collectively as the "Environmental Laws"). During the Lease term, Tenant shall permit no spills, discharges, or releases of any hazardous, radioactive or polluting substances, including without limitation any oil or petroleum products or any chemical liquids or solids (all of the foregoing being referred to collectively as "Hazardous Materials" in violation of any Environmental Laws. Notwithstanding the preceding sentence, Tenant may store and use cleaning office supplies containing Hazardous Substances so long as such supplies are (A) of a type and chemical composition commonly associated with general office uses (and not used solely as an incident to Tenant's particular business or use of the Premises), and (B) are stored and used only in such quantities as are reasonably incidental to general office use and in compliance with any manufacturer's directions or warnings and all applicable laws. Tenant shall indemnify, defend and hold harmless Landlord, its successors and assigns from and against any claim, liability, cost, damage, expense, response or remedial action costs (including without limitation reasonable attorneys' fees, and costs of investigation or audit) relating to: (i) the presence, use, or storage on the Premises, or any spill, discharge or release from the Premises, of any Hazardous Material during the Lease term in violation of any Environmental Laws, unless such spill, discharge or release results from the conduct of Landlord, its agents, employees, contractors, invitees or licensees; (ii) any failure of the Premises to comply with any applicable Environmental Law, unless such non-compliance results from the conduct of Landlord, its agents, employees, contractors, invitees; or (iii) any loss of value of the Premises, including without limitation any loss of value arising from the imposition of any lien against the Premises, unless such loss of value results from the conduct of Landlord, its agents, employees, contractors, invitees or licensees. The foregoing indemnity shall survive the expiration or termination of this Lease.

5.       RENT.
         ----

Commencing on the Commencement Date, Tenant shall pay to Landlord the Base Rent without demand and without setoff or deductions of any kind, in equal monthly installments of Base Rent and electric as follows: All monthly installments are to be paid in advance, on the first day of each calendar' month of the Term at the address of Landlord stated above or such other place as Landlord may designate in writing from time to time, with payment in advance of appropriate fractions of a monthly payment for any portion of a month at the expiration or prior termination of the Term. Every amount payable by Tenant hereunder in addition to Base Rent shall be deemed Additional Rent. Base Rent and Additional Rent are herein collectively referred to as the "Rent". Any Rent not paid by Tenant on or before the fifth day following the due date thereof shall thereafter be payable with a late charge equal to 10 % of the unpaid installment, payable as Additional Rent.

On or before the Commencement Date, Tenant will deliver to Landlord a five (5) year Warrant Agreement (Exhibit G) with rights to purchase 200,000 shares of Tenant's common stock at an exercise price per-share of Three Dollars and no cents ($3.00). The number of shares of Warrant Stock to be issued and the Warrant Price are subject to adjustments in certain events as set forth on the Warrant Agreement.

Notwithstanding anything to the contrary contained in this Lease, all payments of non-recurring Additional Rent shall be paid by Tenant within thirty (30) days after receipt of invoice.

6.       CONSTRUCTION OF TENANT IMPROVEMENTS
         -----------------------------------

Promptly after execution of this Lease, Landlord shall designate a design consultant to work with Tenant to develop plans and specifications for construction of Tenant's leasehold improvements. Landlord's designated design consultant will meet and consult with Tenant in order to ascertain Tenant's desires with respect to such leasehold improvements. Following such consultation, Landlord will prepare and submit to Tenant, for its approval, plans and specifications showing, in reasonable detail, the design and appearance of the Tenant's leasehold improvements, the materials to be used in the construction thereof, and such other detail or description as may be necessary to adequately define the scope of the work to be performed by Landlord in construction of the Tenant's leasehold improvements as provided below. Tenant, upon receipt of such plans and specifications, shall examine the same and as soon thereafter as is reasonably possible shall inform Landlord, in writing, of any objections to such plans and specifications or comments with respect to requested changes in such plans and specifications. In such event, Landlord shall promptly thereafter propose, in writing, corrective amendments as may be necessary to secure the approval of Tenant and resubmit the same for Tenant's acceptance. Tenant shall not unreasonably withhold its approval of the plans and specifications and Landlord and Tenant agree to act in a reasonable manner and with the utmost diligence with respect to the preparation and approval of the plans and specifications and each agrees to refrain from any arbitrary or capricious action in the preparation or approval of such plans and specifications and to act promptly and with all due diligence in the preparation, review and decision-making process.

Upon the approval by Landlord and Tenant of the plans and specifications for Tenant's leasehold improvements, Landlord shall promptly commence the construction of such improvements using Landlord's standard materials and finishes. Notwithstanding Landlord's agreement to construct the Tenant's leasehold improvements as provided herein, Tenant shall be responsible for all costs and expenses relating to the construction of the Tenant's leasehold improvements, less any allowance provided by Landlord as set forth below.

Landlord shall provide an allowance in the amount of Twenty-five dollars and no/cents ($25.00) per rentable square foot or One Hundred Forty Thousand Three Hundred dollars and no/cents ($140,300.00) plus one-half the total overages which are estimated to be Eighteen Thousand Dollars ($18,000.00) which equates to Tenant's share being Nine Thousand Dollars ($9,000.00), "Tenant's Improvement Allowance", to be applied to the costs and expenses of Tenant's leasehold improvements. Once the construction drawings have been completed, Landlord will competitively bid the construction utilizing the services of W&M Construction and James Balazs Construction. Landlord and Tenant will mutually accept one of these contractors as the general contractor to construct Tenant's Improvements. In the event that the costs and expenses relating to the construction of the leasehold improvements requested by Tenant exceed the Tenant's Improvement Allowance, Landlord shall inform Tenant of the additional cost to Tenant setting forth, in reasonable detail, the items occasioning any excess costs over and above the Tenant's Improvement Allowance and Tenant shall pay one-half the amount thereof to Landlord prior to the commencement of construction of the Tenant Improvements. The overages are estimated to be approximately Eighteen Thousand Dollars ($18,000.00); therefore Tenant shall pay to Landlord Nine Thousand Dollars ($9,000.00) prior to the commencement of construction of the Tenant Improvements and the balance due for change orders when the Premises are ready for occupancy by Tenant. No changes, modifications or alterations in the approved plans and specifications shall be made without the written consent of Landlord. Any additional changes, expenses or costs arising by reason of any change, modification or alteration in the approved plans and specifications made at the request of Tenant, including architect's and design consultant's fees, shall be at the sole cost and expense of Tenant and Landlord shall have the right to demand payment for such change, modification or alteration prior to Landlord's performance of any work in the Premises.


Provided there are no delays in the approval of the plans and specifications or the completion of Tenant's leasehold improvements, Tenant's obligation to pay Rent hereunder shall commence January 1, 2007; however, rent shall be abated on a day for day basis until delivery of possession.


7.       INCREASES IN OPERATING EXPENSES.
         -------------------------------

         (a) After the expiration of the Base Year and of each succeeding calendar year ("Operating Year"), Landlord shall furnish Tenant a written statement prepared by Landlord of the Operating Expenses of the Building, as defined in Exhibit D attached hereto, incurred for such year. During the period of 60 days after receipt of Landlord's statement, Tenant's independent certified public accountant or Tenant's designee may inspect the records of the material reflected in said Landlord's statement at a reasonable time mutually agreeable to Landlord and Tenant. If any dispute arises as to the amount of Tenant's Proportionate Share of Excess Expenses due hereunder, Tenant shall have the right after reasonable written notice to Landlord and at reasonable times to inspect Landlord's accounting records at Landlord's accounting office; provided however, that Tenant shall not be entitled to copy any of Landlord's records and Tenant's review of Landlord's records shall be limited to those records relating to the Project Operating Costs, and, if after such inspection Tenant still disputes the amount of Tenant's Proportionate Share of Excess Expenses owed, a certification as to the proper amount shall be made by an independent certified public accountant mutually selected by the parties, which certification shall be final and conclusive. Tenant agrees to pay the cost of such certification unless it is determined that Landlord's original statement overstated Project Operating Costs by more than five percent (5%). Failure of Tenant to challenge any item in such statement within 60 days after receipt shall be a waiver of Tenant's right to challenge such item for such year. Within 30 days after receipt of such statement for any Operating Year setting forth any increase of Operating Expenses during such Operating Year over the Operating Expenses in the Base Year (said increase being referred to herein as the "Cost Increase"), Tenant shall pay Tenant's Proportionate Share of the Cost Increase (less the amount of Tenant's projected share paid by Tenant on account thereof) to Landlord as Additional Rent. Operating Expenses shall be determined as if the Building were 95 % occupied during the Base Year and each Operating Year in which actual occupancy shall be less than 95 %.

         (b) Commencing with the first Operating Year, Tenant shall pay to Landlord, as Additional Rent, Tenant's projected share. Such projected share shall be equal to Landlord's reasonable written estimate of Tenant's Proportionate Share of the Cost Increase for the following Operating Year. On the first day of each month of each Operating Year during the Term, and within 30 days after Tenant's receipt of Landlord's written estimate, Tenant shall pay to Landlord one-twelfth of its projected share of the estimated Cost Increase for such Operating Year. If Landlord's statement after the end of an Operating Year shall indicate that Tenant's projected share exceeded Tenant's Proportionate Share of Cost Increase, Landlord shall forthwith, at Landlord's option (except at the conclusion of the last year of the Term, at which time Landlord shall make the payment described in (i) of this subsection) either (i) pay the amount of excess directly to Tenant concurrently with the notice or (ii) permit Tenant to credit the amount of such excess against the subsequent payments of Additional Rent due hereunder. If Landlord's statement shall indicate that Tenant's Proportionate Share of Cost Increase exceeded Tenant's projected share for the completed Operating Year, Tenant shall, subject to the provisions of subsection 7(a) herein, forthwith within thirty (30) days after receipt of such notice pay the amount of such excess to Landlord. If said Landlord's statement is furnished to Tenant after the commencement of a subsequent Operating Year, there shall be promptly paid by Tenant to Landlord or vice versa, as the case may be, an amount equal to the portion of such payment or credit allocable to the part of such Operating Year which shall have elapsed prior to the first day of the calendar month next succeeding the calendar month in which said Landlord's statement is furnished to Tenant. Payments of Tenant's projected share under this paragraph shall be made as and when the Rent is due and payable under the Lease.

         (c) Landlord's failure to render Landlord's statement with respect to any Operating Year or Tax Year, or Landlord's delay in rendering said statement beyond a date specified herein but in no event more than one (1) year after same is due, shall not prejudice Landlord's right to render a Landlord's statement with respect to that or any subsequent Operating Year or Tax Year. The obligations of Landlord and Tenant under the provisions of this Section with respect to any Additional Rent, which obligations have accrued prior to the expiration or sooner termination of the Term, shall survive the expiration or any sooner termination of the Term unless such failure by Landlord to render a statement continues for more than one (1) year after the expiration of the Lease Term.


8.       INCREASE IN REAL ESTATE TAXES
         -----------------------------

If Real Estate Taxes with respect to the Building are increased, during any year subsequent to the Tax Base Year, over Real Estate Taxes paid by Landlord during the Tax Base Year, then Tenant shall pay to Landlord, without setoff or deductions of any kind, as Additional Rent, an amount equal to Tenant's Proportionate Share of such increase. Payment of such increase shall be made in the installments provided required by the taxing authority within 30 days after Tenant receives from Landlord notice of such tax increase and a bill for Tenant's Proportionate Share thereof, together with a copy of the applicable bill received by Landlord from the taxing authority. "Real Estate Taxes" shall mean all taxes or assessments and governmental charges, whether Federal, State or municipal, which are levied or charged against real estate, personal property or rents, or on the right or privilege of leasing real estate or collecting rents thereon and any other taxes and assessments attributable to the Building or its operation, excluding, Federal, State or other general income or franchise taxes not limited to real property and al estate, death, inheritance and succession taxes. If Landlord shall be required under a mortgage or other creditor arrangement to make real estate tax deposits monthly or otherwise, Tenant shall make the same installment payments to Landlord of its share of same. If Landlord receives a refund of any portion of Real Estate Taxes that were included in the Real Estate Taxes paid by Tenant, then Landlord shall reimburse Tenant its Proportionate Share of the net refunded taxes, less any expenses that Landlord reasonably incurred to obtain the refund. If, as a result of any application or proceeding brought by or on behalf of Landlord for review of the assessed valuation of the Building for the Tax Base Year, there shall be a decrease in the Real Estate Taxes payable by Landlord for such year, the reduced amount shall be used for future calculations under this Section.


9.       ALTERATIONS, IMPROVEMENTS, ETC.
         ------------------------------

         (a) All alterations, improvements or additions made by Landlord or Tenant, upon in the Premises or in or on the Building but outside the Premises, except furniture, light fixtures, equipment, or movable partitions or trade fixtures installed at the expense of Tenant, shall be the property of Landlord and shall remain and be surrendered with the Premises as a part thereof at the termination of this Lease, without compensation to Tenant, unless Landlord shall require Tenant to remove same (by written notice to Tenant at the time Landlord approves the same), in which event Tenant shall remove same prior to the termination of this Lease.

         (b) Tenant shall not make any alterations, installations or improvements in the Premises without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed. Tenant may, without Landlord's prior consent, make minor non-structural alterations, additions or improvements to the Premises, so long as such improvements do not exceed the cost of $5,000.00, either singularly or in the aggregate, during any Operating Year, otherwise, the consent of the Landlord shall be required but such consent shall not be unreasonably withheld or delayed. In addition, items such as paint, carpeting, telephones, pictures, and the like, maybe installed by Tenant without the necessity of first obtaining Landlord's consent.

         (c) Tenant, at its expense, and with diligence and dispatch, shall procure the cancellation or discharge of all notices of violation arising from or otherwise connected with any work by Tenant under this Lease which shall be issued by any public authority having or asserting jurisdiction. Landlord does not consent to be liable for any improvements or alterations made to the Premises by Tenant, its employees, agents or contractors. Tenant shall defend, indemnify, and save harmless Landlord against any and all mechanics and other liens in connection with Tenant 's work, repairs or installations, including but not limited to the liens of any conditional sale, of, or chattel mortgages upon, any materials, fixtures, or articles so installed in and constituting part of the Premises and against all costs, reasonable counsel fees, fines, expenses and liabilities reasonably incurred in connection with any such lien, conditional sale or chattel mortgage or any action or proceeding brought thereon. Landlord shall not be obligated to pay for any materials or labor ordered by Tenant. Tenant will not be ordering any materials or labor in connection with the initial improvements to the Premises.

         (d) Tenant, at its expense, shall procure the satisfaction or discharge, by bonding or otherwise, of all such mechanics and other liens within 45 days after notice to Tenant of the filing of such lien against the Building. If Tenant shall fail to cause such lien to be discharged within the period aforesaid, then, in addition to any other right or remedy, Landlord may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit or by bonding proceedings; and in any such event Landlord shall be entitled, if Landlord so elects, to compel the prosecution of an action for the foreclosure of such lien by the lienor and to pay the amount of the judgment in favor of the lienor with interest, costs and allowances. Any amount so paid by Landlord and all costs and expenses incurred by Landlord, in connection therewith shall constitute Additional Rent payable by Tenant under this Lease and shall be paid by Tenant on demand.


10.      REPAIR
         ------

         (a) Except as provided in (b) below, the roof, exterior walls (excluding windows), structural parts and foundation of the Building and all parts of the heating, plumbing, electrical and air conditioning systems in the Building and all utility lines which serve the Premises shall be maintained and repaired by Landlord at its expense, except if necessitated by the negligence or willful act of Tenant, its agents, employees, contractors, invitees or licensees, in which event Tenant shall promptly reimburse Landlord for the costs incurred in effecting such repair or replacement as necessary to the extent not reimbursed from proceeds of insurance maintained by Landlord. Landlord shall also be responsible for all repairs to the Premises and/or the Building to the extent such are required by reason of Landlord's omissions, default or negligence. The fact that any such repairs are Landlord's responsibility does not preclude the cost of same being included as Operating Expenses.

         (b) Except as provided in 10(a) above, Tenant, at its expense, shall repair, maintain in good order and condition and replace, if necessary, the non-structural portions of the interior of the Premises. Tenant shall keep the Premises clean and orderly in accordance with Landlord's reasonable standards for the Building.

11.      PARKING.
         -------

         Landlord shall maintain the Building's parking lot to be used by Tenant in common with other tenants of the Building in a condition similar to parking facilities of other comparable office buildings in the Town of Wilton. Tenant shall have the right to use the number of unreserved parking spaces specified in
Section 2 hereof. Landlord shall have the right, at any time and from time to time during the Term, to designate the parking spaces to be used by Tenant, in which event Tenant shall limit its employee and invitee parking to its assigned spaces, and in such event Landlord will post markings designating its spaces. Landlord shall have no liability to Tenant if others park in Tenant's assigned spaces. Landlord shall maintain the parking lot and sidewalks in good and orderly condition, including but not limited to reasonably prompt snow removal. Landlord shall employ such methods as are commercially reasonable to ensure that parking spaces are always available to Tenant.

12.      UTILITIES AND SERVICES.
         ----------------------

         (a) HVAC. Monday through Friday (except the days observed by the Federal or the Connecticut state governments as legal holidays) from 8:00 a.m. to 6:00 p.m., Landlord shall furnish and distribute to the Premises air conditioning and heat with a system designed to maintain an indoor condition of 78 degrees F dry bulb when the, outdoor condition is 100 degrees F dry bulb and an indoor condition of 68 degrees F dry bulb when the outdoor condition is zero degrees F dry bulb. If Tenant shall require air conditioning or heat at any other time, Landlord shall furnish after-hours air conditioning and heat upon reasonable advance notice from Tenant, and Tenant shall pay Landlord's then established charges therefore on Landlord's demand. Landlord's current charges for overtime HVAC are Seventy Five Dollars ($75.00) per hour.

         (b) Water. Landlord shall supply reasonably adequate quantities of hot and cold water to the Premises for ordinary lavatory and drinking purposes and for Tenant's pantry..

         (c) Electricity. (i) Landlord shall cause electric service to be supplied for lighting the Premises and for the operation of ordinary office equipment 24 hours per-day, 7 days per-week, 365(6) days per-year. Subject to


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


adjustment as provided in subsection 12(c-)(iii) Tenant shall pay Landlord as Additional Rent for such office use electricity the Electrical Factor in equal monthly installments beginning on the Commencement Date and monthly thereafter on the first day of each month, unless the Premises have been separately metered or submetered.

               (ii) Landlord shall have the exclusive right, at Tenant's expense, to make any replacement of lamps, fluorescent tubes and lamp ballasts in the Premises. Landlord may adopt a system of relamping and ballast replacement periodically on a group basis in accordance with good management practice, and the charges for same shall be reasonable.

               (iii) If, at any time or times after the Commencement Date, the rates at which Landlord purchases electrical energy from the public utility corporation supplying electrical service to the Building, or any charges incurred or taxes payable by Landlord in connection therewith (other than penalties resulting from Landlord's late payments), shall be increased or decreased, or Tenant's use of electricity shall materially increase or decrease, the Electrical Factor shall be increased or decreased, as the case may be, upon demand of either party, in an annual amount which shall fairly reflect the estimated increase or decrease in the annual cost to Landlord of furnishing electrical service to Tenant under the provisions of this Section. If within ten days after any such demand Landlord and Tenant shall fail to agree upon the amount of such increase or decrease in the Electrical Factor then, in lieu of such agreement, the estimated increase or decrease in the annual cost to Landlord of furnishing electrical service to Tenant under the provisions of this Section shall be finally determined by a reputable, independent electrical engineer selected by Landlord subject to the reasonable approval of Tenant, who shall certify such determination in writing to Landlord and Tenant. If Landlord and Tenant are unable to agree upon an independent electrical engineer within thirty (30) days after Landlord shall have first given Tenant written notice of an independent electrical engineer selected by Landlord, then, in such event, the selection of an independent electrical engineer shall be made by the employment of a single arbitrator in accordance with the American Arbitrators Association rules then in effect in the State of Connecticut, and the determination of such independent electrical engineer, as selected, shall be final. The cost of such arbitration proceeding and any fees charged by such independent electrical engineer shall be paid equally between Landlord and Tenant. The cost of such consultant shall be paid by the party which fails to prevail in the subsequent determination of the annual Electrical Factor. Following any such agreement or determination, Landlord and Tenant shall enter into a written supplementary agreement, in form satisfactory to Landlord and Tenant, modifying this Lease by increasing or decreasing, as the case may be, the Electrical Factor for the remainder of the Term in an annual cost to Landlord of furnishing electrical service to Tenant, as so agreed or determined. Any such increase or decrease in the Electrical Factor shall be effective as of the date of such demand and/or inspection and survey and shall be retroactive to such date if necessary.

               (iv) If Tenant shall consume more electricity than customary for office use in the Building (more than 6 watts per usable square foot), then Landlord shall have the right to install a submeter at Tenant's expense, measuring Tenant's consumption for lighting, office equipment and HVAC. In such event, from the date of installation of the submeter, Tenant shall pay based on the consumption shown on the meter from time to time, multiplied by the rate for the Building, either directly to the utility company or to Landlord, as directed by Landlord at which time the Electrical Factor as shown in section 2(v) shall not be charged.

         (d) Cleaning. Landlord shall cause the Premises to be cleaned, including the exterior and the interior of the windows thereof (subject to Tenant maintaining unrestricted access to such windows), but excluding any portions of the Premises used for the storage, preparation, service or consumption of food or beverages. Tenant shall pay to Landlord on demand Landlord's reasonable charges for any special or unusual cleaning work in the Premises, including without limitation, the cleaning of private baths, interior glass (other than the inside of the exterior windows of the Building), pantries, kitchens (other than sinks, floors and countertops, lounge areas, paneled and fabric walls, and wood floors. Exhibit E describes the cleaning services to be provided by Landlord under this Section.

         (e) Security. In no event shall Landlord be required to provide any security services to the Building. Tenant shall supply such security services to the Premises as Tenant requires, subject to Landlord's prior approval of plans which approval shall not be unreasonably withheld or delayed. If Landlord shall, at its discretion, supply any security services to the Building, the same shall not guarantee the safety of Tenant's employees, invitees or property.

         (f) Interruption of Services. Landlord does not warrant that any of the services referred to above, or any other services which Landlord may supply, will be free from interruption, and Tenant acknowledges that any one or more such services may be suspended by reason of accident, necessary repairs, inspections, alterations or improvements necessary to be made, or by Unavoidable Delays (as hereinafter defined). Any such interruption or discontinuance of service shall not be deemed an eviction or disturbance of Tenant's use and possession of the Premises, or any part thereof, nor render Landlord liable to Tenant for damages by abatement of the Rent or otherwise, nor relieve Tenant from performance of Tenant's obligations under this Lease. Landlord shall, however, exercise reasonable diligence to restore any service so interrupted to avoid interference with Tenant's use of the Premises or Tenant's business therein. Landlord shall (except in an emergency) provide Tenant with prior notice of any interruption in services.

13.      INSURANCE.
         ---------

         (a) Tenant shall, at its expense, secure and maintain general liability insurance written on a so-called "comprehensive" general liability form with combined single limit coverage (for personal injury, property damage or death arising out of any one occurrence) of at least $3,000,000, with a deductible not to exceed $10,000.00, naming Landlord and Landlord's designees as additional insured under the policy. Tenant shall deliver to Landlord duplicate certificates of such insurance prior to taking occupancy of the Premises and shall deliver new certificates at least 30 days prior to the expiration of the existing coverage. Such certificates shall provide that in the event of termination or material change in coverage, Landlord shall be given 30 days advance notice in writing sent by certified mail to the address of Landlord. Such insurance shall insure Tenant's contractual liability hereunder. Said coverage limit shall be increased if, in Landlord's reasonable judgment, increased limits are required to protect Landlord and Tenant against claims covered thereby and if such increased limits are being required by other landlords of other first-class buildings in the Town of Wilton, but not more often than once every three (3) years. If Tenant shall voluntarily carry any liability insurance in an amount greater than required hereunder, such insurance shall comply with the requirements of this Section.

         (b) Tenant shall maintain all risk casualty insurance covering Tenant's furniture, fixtures, equipment and other personal effects within the Premises, with replacement value coverage subject to a reasonable deductible.

         (c) Any insurance which Tenant is required to carry hereunder may be effected by a policy or policies of blanket insurance, or under so-called "all risk" or "multi-peril" insurance policies, provided that the amount of the total insurance allocated to the Premises shall be such as to furnish in protection the equivalent of separate policies in the amounts herein required, and provided further that in all other respects any such policy or policies shall comply with the other provisions of this Lease. An increased coverage or "umbrella policy" may be provided and utilized by Tenant to increase the coverage provided by individual or blanket policies in lower amounts, provided that they comply with the provisions of this Lease.

         (d) Landlord shall cause the Building to be insured under a comprehensive general public liability policy against claims for bodily injury, death or property damage occurring on, in or about the Building in amounts at least equal to that required of Tenant hereunder with respect to the Premises. Landlord shall procure and maintain during the Lease Term general liability insurance with respect to the Building, providing bodily injury, broad form property damage with a commercially reasonable deductible.

         (e) Landlord and Tenant hereby waive all rights to recover against each other for any loss or damage covered by any casualty insurance required under this Lease, or otherwise actually carried by each of them. Landlord and Tenant will diligently attempt to cause their respective insurers to issue appropriate waiver of subrogation endorsements to all policies and insurance carried in connection with the Premises or the contents of either of them. Anything in this Lease to the contrary notwithstanding, Landlord and Tenant shall look first to the proceeds of their respective insurance policies before proceeding against each other in connection with any claim relating to any matter covered by the Lease.


14.      SUBORDINATION.
         -------------

         a) This Lease is and shall be subject and subordinate to (i) any and all mortgages now or hereafter affecting the fee title of the Building, and to any and all present and future extensions, modifications, renewals, replacements and amendments thereof; and (ii) any and all ground leases now or hereafter affecting the Building or any part thereof and to any and all extensions, modifications, renewals, replacements and amendments thereof. Tenant will execute and deliver promptly to Landlord any reasonable certificate or instrument which Landlord, from time to time, may request for confirmation of the provisions of this Section.

         (b) Neither the foreclosure of a superior mortgage nor the termination of a superior ground lease, nor the institution of any suit, action, summary or other proceedings by Landlord or any successor landlord under such ground lease or by the holder of any such mortgage, shall, by operation of law, result in the cancellation or termination of the obligations of Tenant hereunder, and Tenant agrees to attorn to under the terms of this Lease and recognize Landlord and any successor landlord under such ground lease or the holder of any such mortgage, or the purchaser of the Building in foreclosure or any subsequent owner of the fee, as the case may be, as Tenant's landlord hereunder in the event that any of them shall succeed to Landlord's interest in the Premises.

         (c) The subordination of this Lease described in (a) above shall be conditioned upon Tenant receiving from the holder of each current and future ground lease and mortgage affecting the Building a nondisturbance and attornment agreement on the holder's standard form (a "Nondisturbance Agreement") providing, in essence, that if such holder succeeds to the rights of Landlord hereunder, such holder shall not disturb Tenant's possession of the Premises so long as Tenant is not in default hereunder beyond any applicable cure period, except that such holder (or the purchaser at a foreclosure sale) will not be bound by or liable, for (i) any advance payment of Rent; (ii) any modification to or amendment of this Lease made without such holder's written consent; or
(iii) any defenses, claims, or offsets that Tenant may have against Landlord or any successor Landlord arising before the date such holder acquires Landlord's interest in this Lease.


15.      DESTRUCTION, FIRE OR OTHER CAUSES.
         ---------------------------------

         (a) If the Premises or the Building shall be partially damaged by fire or other casualty so that the damage can reasonably be repaired by Landlord within 150 days from the date of the damage (90 days in the case of damage within the last year of the Term) to the condition existing prior to such fire or other casualty, then the damage shall be diligently repaired by and at the expense of Landlord (to the extent of net insurance proceeds received by Landlord for restoration), subject to applicable Legal Requirements and Insurance Requirements, and the Rent until such repairs shall be made shall be apportioned according to the part of the Premises which is tenantable.

         (b) If the Building is destroyed or rendered wholly untenantable by fire or other cause, or if the Building shall be so damaged that it cannot reasonably be repaired by Landlord within said 150 or 90 day period, as applicable, or if Landlord shall elect not to restore the same but to demolish it or rebuild it, then in any of such events Landlord may, within 60 days after such casualty, give Tenant a notice in writing of intention to terminate this Lease but only if Landlord is terminating all other leases in the Building, and thereupon the Term shall expire, effective the date of the casualty, and Tenant shall vacate the Premises and surrender the same to Landlord within ten thirty
(30) days after receipt of Landlord's notice. If Landlord does not elect to terminate this Lease, the provisions of this subsection shall govern.

         (c) Except to the extent due to Landlord's negligence or willful acts, Landlord shall not be liable for any damage to, or be required (under any provision of this Lease or otherwise) to repair, restore or replace, any property in the Premises or be liable to Tenant for damage arising from rain or snow or from the bursting, overflowing or leakage of water, steam or gas pipes or defect in the plumbing, HVAC, mechanical or electrical systems of the Building or from any act or neglect of any other tenant or occupant in the Building.


16.      EMINENT DOMAIN.
         --------------

         (a) If the whole or any substantial part of the Land and/or the Building or any portion of the Premises or access thereto shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, or if Landlord elects not to restore the Building but to demolish or rebuild it, then and in that event, the Term shall cease and terminate from the date of taking. Tenant shall have no claim against Landlord or the condemning authority for the value of the unexpired Term, nor any claim to any part of the award in such proceeding, and Rent shall be adjusted and paid to the date of such termination but Tenant shall not be prohibited from making a separate claim against the condemning authority for moving and other expenses directly incurred by Tenant..

         (b) In the event of any other condemnation of a part of the Building other than the Premises or access thereto, this Lease shall remain in effect, but the Rent shall be prorated based on that portion of the Premises which remains tenantable and Landlord shall diligently repair the damage to the Building (to the extent of net condemnation proceeds received by Landlord for restoration), subject to applicable Legal Requirements and Insurance Requirements. Tenant shall have no claim against Landlord or the condemning authority to any part of the award in such proceeding but Tenant shall not be prohibited from making a separate claim against the condemning authority for moving and other expenses directly incurred by Tenant.


17.      ASSIGNMENT, SUBLET, MQRTGAGE, ETC.
         ---------------------------------

         a) Tenant shall not assign, sublet, mortgage or encumber this Lease, nor sublease all or any part of the Premises, or suffer or permit the Premises or any part thereof to be subleased to or used by others, without the prior written consent of Landlord in each instance, which consent may shall not be unreasonably withheld or delayed by Landlord in its sole, absolute and non-reversible discretion. The transfer (or transfers in the aggregate) of more than a 49% interest in Tenant, by stock transfer or otherwise, shall be deemed an assignment of this Lease for the purposes of this Section. If this Lease should be assigned, or if the Premises or any part thereof be sublet to or occupied by anybody other than Tenant, Landlord may, at Landlord's option, collect rent from the assignee, subtenant or occupant, and apply the net amount collected to the Rent herein reserved (and any sublease shall confirm such option by Landlord), but no such assignment, subletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, subtenant or occupants, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Landlord to an assignment or subletting shall not be construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or subletting.

         (b) Except as otherwise set forthin in 17(d) below, if Tenant desires to assign this Lease or sublease all of the Premises, Tenant shall first give notice to Landlord of the proposed transaction and the term thereof, and Landlord shall have the right, by notice to Tenant within 30 ten (10) business days after receipt of Tenant's notice, to terminate this Lease. If Tenant desires to sublease less than all of the Premises, Tenant shall first give notice to Landlord as aforesaid, and Landlord shall have the right by notice to Tenant within five (5) business days after receipt of Tenant's notice, to terminate this Lease with respect to the portion of the Premises proposed to be subleased, as of the effective date of the proposed sublease. If Landlord exercises its right to terminate this Lease with respect to such portion of the Premises, then (i) the Base Rent and Tenant's Proportionate Share shall be proportionally reduced, and an adjustment shall be made for amounts, if any, paid in advance and applicable to the portion of the Premises no longer leased by Tenant; and (ii) the number of parking spaces available for Tenant's use pursuant to Section 11 hereof shall be proportionally reduced, as reasonably designated by Landlord.

         (c) If Landlord elects not to so terminate this Lease, then Landlord shall not unreasonably withhold or delay its consent to the proposed subletting or assignment. Landlord shall not unreasonably withhold or delay its consent to, any assignment of this Lease or a sublease of all or a portion of the Premises provided that (i) in an assignment, the assignee assumes in writing the performance of all the covenants of Tenant to be performed and observed hereunder; (ii) a copy of the proposed assignment and assumption agreement or the subletting agreement (as the case may be) is delivered to Landlord prior to execution; and (iii) in the case of a subletting, the sublessee shall assume in writing for the duration of its subtenancy, the performance of all the covenants of this Lease on the part of Tenant to be performed, other than payment of Rent; and (iv) no assignment or subletting shall release Tenant of Tenant's obligations under this Lease or alter the primary liability of Tenant to pay the Rent and to perform all obligations of Tenant hereunder. Tenant shall pay to Landlord as Additional Rent, within ten days after receipt of payments from a subtenant or assignee, 50% of any "profit" net of reasonable construction, marketing, brokerage, legal costs, all pre-approved by Landlord, on a subletting or assignment, i.e., the excess of consideration of any type received by Tenant from the subtenant or assignee, over (in the case of a sublease only) a pro rata portion of the Rent payable by Tenant hereunder.

         (d) Notwithstanding the foregoing, without Landlord's consent and without being subject to Landlord's rights under subsection 12(b) above but upon ten days prior notice to Landlord, this Lease may be assigned, or the Premises or a portion thereof may be sublet:

               (i) to any corporation or entity which is either a wholly-owned subsidiary or an affiliate of Tenant, requiring the same use of the Premises, and the original Tenant at all times remains primarily obligated for payment and performance under the Lease;

               (ii) any corporation resulting from a merger with or
                    consolidation of Tenant or to any entity which acquires substantially all of Tenant's assets as a going concern, as long as the assignee or sublessee is a bonafide entity and assumes the obligations of the Tenant and provided that their net worth is equal to or greater than that of the Tenant as of the date of this Lease; and provided that their credit rating is equal to or greater than that of the Tenant as of the date of this Lease;

               (iii) if the assignment or sublease does not meet the conditions of this subparagraph, Landlord may withhold its consent and such consent shall not be considered unreasonably withheld.


18.      FEES AND EXPENSES.
         -----------------

         If Tenant shall default in the observance or performance of any term or covenant of this Lease beyond any applicable notice or cure period, Landlord may, after ten days written notice to Tenant requesting Tenant to cure the default and failure of Tenant to cure the same within such period, or at any time thereafter without notice in event of emergency, perform the same for the account of Tenant. If Landlord makes any expenditures or incurs any obligations in connection with a default by Tenant, including, but not limited to, reasonable attorneys' fees in instituting, prosecuting or defending any successful action or proceeding against Tenant, such sums paid or obligations incurred, with interest (as provided below) and costs, shall be deemed to be Additional Rent hereunder and shall be paid by Tenant to Landlord within ten days of rendition of any bill or statement to Tenant hereunder.


19.      NO REPRESENTATIONS BY LANDLORD: INDEMNITY.
         -----------------------------------------

         (a) Landlord and Landlord's agents have made no representations or promises with respect to the Building or the Premises, including the uses permitted under applicable law, except for representations herein expressly set forth.

         (b) Landlord represents that at the time the Premises are delivered to Tenant the elevator and the heating, air conditioning, ventilating, hot water, plumbing and electrical systems which service the Premises, shall be in good working order and condition, failing which, Landlord shall promptly, at its expense, perform all work necessary to put said systems in such condition as of on the Commencement Date.

         (c) Landlord represents that it is a duly formed and validly existing limited liability company under the laws of the State of Connecticut and has full right and authority to enter into, execute and perform this Lease and that there are no restrictive covenants which shall adversely affect Tenant's rights under this Lease.

         (d) Landlord represents that, to it's knowledge, the Building and the Premises are currently in compliance with all Environmental Laws and shall be on the Commencement Date.

         (e) Except as otherwise herein specified, neither Landlord, nor any employee, agent or contractor of Landlord, shall be liable to Tenant, its employees, agents or contractors, (i) for any damage to or loss of any property of Tenant or such other person, irrespective of the cause of such damage or loss; or (ii) except when resulting from the negligence of Landlord, its employees, agents or contractors, for any personal injury to Tenant or such other person from any cause.


         (f) Subject to subsection 13(c) herein, Tenant shall defend, indemnify and hold harmless Landlord, its employees, agents and contractors against and from all liabilities, including reasonable attorneys' fees, which may be imposed upon or incurred by or asserted against Landlord or such other persons by reason of any of the following occurring during the Term or prior thereto when Tenant has been given access to the Premises: (i) any work, or thing done in the Premises by or at the request of Tenant, its employees or agents; (ii) any negligence or wrongful act or omission of Tenant, its employees or agents; (iii) any accident, injury, loss or damage to any person or property occurring in the Premises (unless caused by the Landlord, its agents, employees, contractors, invitees or licensees); and (iv) any failure on the part of Tenant to comply with any of the terms of this Lease.


20.      QUIET ENJOYMENT.
         ---------------

         (a) Upon Tenant paying the Rent and observing and performing all the terms, covenants and conditions on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the Premises hereby demised, free from any interference, molestation or acts of Landlord or of anyone claiming by, through or under Landlord, subject, nevertheless, to the terms and conditions of this Lease and to any ground lease and mortgages as herein before provided.

         (b) If Tenant retains possession of the Premises or any part thereof after the Expiration Date or earlier termination date without the written consent of Landlord, Tenant's occupancy shall be under all of the terms and conditions of this Lease, except that (i) the tenancy shall be at will, terminable by either party on ten days written notice; (ii) the Base Rent per month shall be 200 % of that specified herein for the month preceding the termination; and (iii) Tenant shall indemnify and hold Landlord harmless for all damages sustained and liabilities incurred by Landlord as a result of Tenant's continued occupancy beyond ten days after Landlord's notice to Tenant under this subsection.

21.      DEFAULT.
         -------

         (a) If (i) Tenant defaults in the payment when due of any installment of Rent and Tenant fails to remedy such default within five days after notice from Landlord; or (ii) Tenant defaults in fulfilling any other covenant of this Lease and Tenant fails to remedy such default within 20 days after notice by Landlord to Tenant specifying the nature of such default (or if the said default cannot be completely cured or remedied within said 20-day period and Tenant shall not have diligently commenced curing such default within such 20-day period and shall not thereafter diligently remedy or cure such default within 60 days after notice from Landlord), then Landlord may, by notice to Tenant, cancel this Lease, and this Lease and the Term hereunder shall end and expire as fully and completely as if the date of cancellation were the day herein definitely fixed for the end and expiration of this Lease and the Term hereof. Tenant shall then quit and surrender the Premises to Landlord, but Tenant shall remain liable as hereinafter provided.

         (b) If (i) a notice provided for in subsection (a) above shall have been given and the Term shall expire as aforesaid, or (ii) any execution shall be issued against Tenant or any of Tenant's property, whereupon the Premises shall be taken or occupied or attempted to be taken or occupied by someone other than Tenant, then and in any of such events, Landlord may, without notice, re-enter the Premises, and dispossess Tenant, and the legal representative of Tenant or other occupant of the Premises, by summary proceedings or otherwise, and remove their effects and hold the Premises as if this Lease had not been made. Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end, but Tenant shall remain liable for damages as hereinafter provided.


22.      REMEDIES OF LANDLORD.
         --------------------

         In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise:

         (a) the Rent for the period preceding such default shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, together with such expenses as Landlord may reasonably incur for counsel fees, brokerage and/or putting the Premises in good order, or for preparing the same for relet;

         (b) Landlord may re-let the Premises or any part or parts thereof, either in the name of Landlord or otherwise, for a term or terms, which may at Landlord's option be less than or exceed the period which would otherwise have constituted the balance of the Term, and may grant concessions of free rent; and/or

         (c) Tenant or the legal representatives of Tenant shall also pay Landlord any deficiency between (i) the Rent hereby reserved and/or covenanted to be paid, and (ii) the net amount, if any, of the rents collected on account of the lease or leases of the Premises for each month of the period which would otherwise have constituted the balance of the Term. There shall be added to such deficiency such expenses as Landlord may incur in connection with re-letting the Premises, including without limitation, reasonable counsel fees, brokerage commissions and reasonable expenses incurred in maintaining the Premises in good order and in connection with renovating and preparing the same for re-letting. Any such rent deficiency shall be paid in monthly installments by Tenant on the rent day specified in this Lease, and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Landlord to collect the deficiency for any subsequent month or months by a similar proceeding. In addition, Landlord shall have the alternative of commencing suit against Tenant at any time for an amount equal to the Rent reserved for the balance of the Term less the fair rental value of the Premises for the same period. Any Rent not paid by Tenant within five (5) days after the due date thereof, shall thereafter be payable with interest at the rate of 5 % per annum in excess of the prime or base rate of Fleet Bank (or its successor) in effect from time to time or 18% per annum, whichever rate is greater, from the due date to the date of payment. Landlord, at its option, may make such alterations, repairs, replacements and/or decorations in the Premises as Landlord considers advisable for the purpose of re- letting the Premises; and the making of such alterations and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. The failure of Landlord to re-let the Premises or any part thereof shall not release or affect Tenant's liability for continued rent or damages hereunder nor shall Landlord in any event be liable in any way whatsoever for failure to re-let the Premises, except that Landlord shall make commercially reasonable efforts to re-let the Premises, without giving any priority to the Premises over other vacant space in the Building. In the event of a breach by Tenant of any of the covenants or provisions hereof, Landlord shall, have the right of injunction and the right to invoke any remedy allowed at law or in equity, as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this Lease of any particular remedy shall not preclude Landlord from any other remedy, in law or in equity.


23.      RIGHT TO EXHIBIT PREMISES AND ACCESS TO PREMISES.
         ------------------------------------------------

         (a) Landlord reserves the right to enter the Premises and exhibit same at any reasonable time (i) to prospective mortgagees, purchasers and ground lessees and (ii) to prospective tenants, at any time within 180 days prior to the expiration of the Term.

         (b) Landlord reserves the right to have its employees and agents enter the Premises at any reasonable time (and at any time in case of emergency) in order to gain access to any utility area, which utility area contains equipment and systems for the Building, and in order to effect necessary repairs and replacements. Such agents may bring necessary tools and equipment with them and may store same within the Premises so long as such storage does not interfere with Tenant's use of the Premises.

         (c) Landlord shall exercise all access rights to the Premises available under this Lease, in each instance, upon reasonable advance notice to Tenant (except in any event in cases of emergency) in a manner consistent with Tenant's reasonable security requirements and in a manner which does not unreasonably interfere with Tenant's business operations.

         (d) At no additional cost or expense to Tenant, but subject to security requirements, Tenant shall have access to the Premises three hundred sixty-five
(365) days a year, on a twenty-four (24) hour a day basis.


24.      RULES AND REGULATIONS.
         ---------------------

         Tenant and Tenant's employees, agents and invitees shall observe faithfully and comply strictly with the Rules and Regulations attached hereto as Exhibit F and such additional or modified written reasonable Rules and Regulations as Landlord or Landlord's agents may, from time to time, adopt. Landlord shall enforce all rules and regulations governing the use and occupancy of space in the Building in an equal and nondiscriminatory manner among all tenants and other occupants in the Building. In the event of any conflict between the terms of this Lease and the Rules and Regulations, the terms of this Lease shall prevail.


25.      BROKERAGE.
         ---------

         Landlord and Tenant each warrants and represents it has not had or dealt with any realtor, broker or agent in connection with the negotiation of this Lease, except for the Brokers as shown in section 2(vi), and Landlord and Tenant shall each pay and hold Landlord the other harmless from any cost, expense or liability (including costs of suit and attorneys' fees) for any compensation, commission or charges claimed by any realtor, broker or agent with respect to this Lease and the negotiation thereof, other than a claim of the Brokers and a claim based upon any written agreement between such person and Landlord. Landlord represents that it has not entered into a written agreement with any broker other than the Brokers, with respect to the leasing of the Building and which is in effect this date. Landlord shall compensate the Brokers pursuant to separate agreement.


26.      UNAVOIDABLE DELAY.
         -----------------

         Landlord and Tenant, respectively, shall not be in default hereunder if such party is unable to fulfill or is delayed in fulfilling any of its obligations hereunder, including, without limitation, any obligations to supply any service hereunder, or any obligation to make repairs or replacements hereunder, if such party is prevented from fulfilling or is delayed in fulfilling such obligations by reason of fire or other casualty, strikes or labor troubles, governmental pre-emption in connection with a national emergency, shortage of supplies or materials, or by reason of any rule, order or regulation of any governmental authority, or by reason of the condition of supply and demand affected by war or other emergency, or any other cause beyond its reasonable control (collectively, "Unavoidable Delay"). Such inability or delay by Landlord or Tenant in fulfilling any of their respective obligations hereunder shall not affect, impair or excuse the other party hereto from the performance of any of the terms, covenants, conditions, limitations, provisions or agreements hereunder on its part to be performed, nor result in any abatement of rents or Additional Rents payable hereunder. Tenant shall not, however, be excused hereunder from the prompt and full payment of Base Rent or Additional Rent, by Unavoidable Delay.


27.      SECURITY DEPOSIT.
         ----------------
         (a) Tenant has deposited with Landlord the sum of **Forty-four Thousand Eight Hundred Ninety-six dollars and 00/100** ($44,896.00)** (the "Security Deposit") as security for the performance by Tenant of the provisions of this Lease. If Tenant defaults with respect to any provision of this Lease, including payment of the Rent or the failure to exercise any one of the options to extend as provided in Section 6 hereof. Landlord may, after expiration of any applicable notice and cure period, use, apply, draw upon or retain all or any part of the Security Deposit to the extent necessary for the payment of any

Rent, or to compensate Landlord for any other loss, cost or damage which Landlord may suffer by reason of Tenant's default. If any portion of the Security Deposit is so used, applied, or drawn upon, Tenant shall, within ten days after notice thereof, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount. Tenant's failure to do so after notice from Landlord to Tenant, shall be a breach of this Lease. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant (or to the last transferee of Tenant's interest hereunder) within 30 days after the expiration of the Term (or sooner termination of this Lease) and upon Tenant's vacation of the Premises in accordance with this Lease. If the Building is sold, the Security Deposit shall be transferred to the new owner, and thereupon Landlord shall be discharged from further liability with respect thereto.


28.      LEASE STATUS AND NOTICE.
         -----------------------

         (a) Within ten days after request of Landlord from time to time, Tenant will execute and deliver to Landlord an instrument prepared by Landlord stating, if the same be true, that this Lease is a true and exact copy of the Lease between the parties hereto, that there are no amendments hereof (or stating what amendments there may be), that the same is then in full force and effect and that, to the best of Tenant's knowledge, there are then no offsets, defenses or counterclaims with respect to the payment of rent reserved hereunder or in the performance of the other terms, covenants and conditions hereof on the part of the Tenant to be performed, and that as of such date no default has been declared hereunder by either party hereto and that Tenant at the time has no knowledge of any facts or circumstances which it might reasonably believe would give rise to a default by either party. Such estoppel certificate required by any party with whom Landlord is dealing may be in somewhat altered form from the above terms.

         (b) Within ten (10) business days after request of Tenant from time to time, Landlord will execute and deliver to Tenant an instrument prepared by Tenant stating, if the same be true, that this Lease is a true and exact copy of the Lease between the parties hereto, that there are no amendments hereof (or stating what amendments there may be), that the same is then in full force and effect and that, to the best of Landlord's knowledge, there are then no offsets, defenses or counterclaims with respect to the payment of rent reserved hereunder or in the performance of the other terms, covenants and conditions hereof on the part of the Landlord to be performed (or stating what offsets, defenses or counterclaims Landlord alleges), and that as of such date no default has been declared hereunder by either party hereto and that Landlord at the time has no knowledge of any facts or circumstances which it might reasonably believe would give rise to a default by either party. Such estoppel certificate required by any party with whom Tenant is dealing may be in somewhat altered form from the above terms.

         (c) Any notice, demand, consent, approval, direction, agreement or other communication required or permitted hereunder or under any other documents in connection herewith shall be in writing and shall be directed as follows: If to Landlord:

                      c/o Furst Properties, LLC
                      14648 N. Scottsdale Road
                      Suite 345
                      Scottsdale, AZ 85254
                      Attention:       Beverly Eernisse
                      Facsimile:       (480) 951-0665


with a copy to:

                       c/o George Vogel
                       685 Post Road
                       Darien, CT 06820
                       Attention:      George Vogel
                       Facsimile:      (203) 655-2221


If to Tenant:

                       Startech Environmental Corporation
                       88 Danbury Road
                       Wilton, CT 06897
                       Attn:  Peter Scanlon
with a copy to:

                       Startech Environmental Corporation
                       88 Danbury Road
                       Wilton, CT 06897
                       Attn:  Joseph F. Longo


or to such changed address or facsimile number as a party hereto shall designate to the other parties hereto from time to time in writing. Subsequent to the Commencement Date, all notices to Tenant shall be sent to the Premises. Notices shall be (i) personally delivered (including delivery by Federal Express, United Parcel Service or other comparable nation-wide overnight courier service) to the offices set forth above, in which case they shall be deemed delivered on the date of delivery (or first business day thereafter if delivered other than on a business day or after 5:00 p.m. New York City time to said offices); (ii) sent by certified mail, return receipt requested, in which case they shall be deemed delivered on the date shown on the receipt unless delivery is refused or delayed by the addressee in which event they shall be deemed delivered on the third day after the date of deposit in the U.S. Mail; or (iii) sent by means of a facsimile transmittal machine, in which case they shall be deemed delivered at the time and on the date of receipt thereof confirmed by telephonic acknowledgment or first business day thereafter if received other than on a business day or after 5:00 p.m. New York City time.


29.      ASSIGNS.
         -------

         (a) The covenants, conditions and agreements contained in this Lease shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, distributees, executors, administrators, successors and, except as otherwise provided in this Lease, their assigns.

         (b) The word Landlord as used in this Lease means only the owner for the time being of Landlord's interest in this Lease. In the event of any assignment of Landlord's interest in this Lease, the assignor in each case shall no longer be liable for the performance or observance of any agreements or conditions on the part of the Landlord to be performed or observed.


30.      OPTION TO EXTEND.
         ----------------

            (a) Provided that Tenant is not then in default under any term or provision of the Lease, and with respect to non-monetary issues, beyond any applicable cure period, and provided Tenant has not made late payments of Rents more than two (2) times in the initial Lease Term without consideration of applicable cure periods, Tenant shall have an option to extend the Term for an additional, period of three (3) years upon all of the terms and conditions of this Lease, except that (i) the Base Rent during the extension Term shall be the greater of (x) the Base Rent payable during the Lease Year immediately preceding the extension Term, and (y) the fair rental value of the Premises at the date six months prior to the commencement of the extension Term; (ii) Landlord shall have no obligation to do any work in the Premises or give any work allowance; and (iii) there shall be no further option to extend beyond the expiration of such extension Term.

             (b) Tenant's option may be exercised only by notice of exercise given by Tenant to Landlord at least nine months prior to the expiration of the then current Term. Failure to so exercise within such period shall render any subsequent attempted exercise void and of no effect, any principles of law to the contrary notwithstanding. Tenant shall have no right to exercise its option to extend the Term, and any attempted exercise shall be void and of no effect, if: (i) the named Tenant has assigned this Lease or has at any time subleased, in the aggregate, more than 50 % of the Premises except if such assignment or subletting was permitted under Paragraph 17(d) hereof; or (ii) Tenant shall be in default hereunder beyond applicable notice or cure periods and such default shall not have been cured at the time of the attempted exercise or, if such default occurs after Tenant's attempted exercise of the option, at the time of the proposed commencement of the extension Term.

31.      RIGHT OF FIRST REFUSAL.
         ----------------------

Intentionally Deleted.


32.      SURRENDER OF PREMISES.
         ---------------------

         At the expiration of the Term, Tenant will peacefully yield up to Landlord the Premises, broom clean, in as good order and repair as when delivered to Tenant, damage by fire, casualty and ordinary wear and tear excepted. Any property left by Tenant in the Premises shall be deemed abandoned by Tenant.


33.      MISCELLANEOUS.
         -------------

         (a) Each covenant and agreement in this Lease shall be construed to be a separate and independent covenant and agreement, and the breach of any such covenant or agreement by Landlord shall not discharge or relieve Tenant from Tenant's obligations to perform every covenant and agreement of this Lease to be performed by Tenant. If any term or provision of this Lease or any application thereof shall be invalid or unenforceable, the remainder of this Lease and any other application of such term shall not be affected thereby. The use of the term "herein" shall mean "in this Lease" unless the context clearly indicates otherwise.

         (b) This Lease shall be governed in all respects by the laws of the State of Connecticut.

         (c) Any provision of this Lease which requires Landlord not to unreasonably withhold its consent shall never be the basis for an award of damages or give rise to a right of setoff or termination to Tenant, but may be the basis for a declaratory judgment or specific injunction with respect to the matter in question.

         (d) Tenant shall look solely to the estate and interest of Landlord, its successors and assigns, in the Building for the collection of a judgment in the event of a default by Landlord hereunder, and no other property or assets of Landlord or any officer, director or partner of Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies.

         (e) The failure of Landlord to insist in any one or more instances upon the strict performance of any one or more of the agreements, terms, covenants, conditions or obligations of this Lease, or to exercise any right, remedy or election herein contained, shall not be construed as a waiver or relinquishment for the future of the performance of such one or more obligations of this Lease or of the right to exercise such election, but the same shall continue and remain in full force and effect with respect to any subsequent breach, act or omission, whether of a similar nature or otherwise.

         (f) Except as otherwise set forth in this Lease, Tenant's obligations under this Lease shall survive the Expiration Date or sooner termination of the Term, as same may be extended hereunder.

         (g) The Building, may be designated and known by any name Landlord may choose, and such name or designation may be changed from time to time in Landlord's sole discretion.

         (h) If any action, suit or proceeding is commenced under or in connection with this Lease, the losing party shall pay to the prevailing party, and the prevailing party shall be entitled to an award for, reasonable attorneys' fees, court costs and other litigation expenses incurred by the prevailing party in connection with such action, suit or proceeding.

                  IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals the year and day first above written.

                                            LANDLORD:
                                              88 DANBURY ROAD LLC

                                            By Furst Properties, Managing Agent


                                            By: /s/ Beverly D. Eernisse
                                                -----------------------
                                            Landlord's Authorized Representative



                                            TENANT:
                                            STARTECH ENVIRONMENTAL CORP.
                                            A Colorado corporation


                                            By: /s/ Peter J. Scanlon
                                                --------------------

                                            Its: CFO